EXHIBIT 23.1 - CONSENT OF INDEPENDENT AUDITORS'

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement of Magna-Lab Inc. on Form S-8 of our report dated May 3, 2001, which appears in the Annual Report on Form10-KSB of Magna-Lab Inc. for the year ended February 28, 2001.


                                          /s/ Rothstein Kass & Company, P.C.

ROSELAND, NEW JERSEY
May 29, 2001